Exhibit 99.1

Inogen Announces Third Quarter 2025 Financial Results

Delivered seventh consecutive quarter of mid-single-digit revenue growth

Reiterating full-year revenue guidance

GOLETA, Calif., November 5, 2025 -- Inogen, Inc.(Nasdaq: INGN), a medical technology company offering innovative respiratory products for use in the homecare setting, today announced financial results for the quarter ended September 30, 2025.

Recent Highlights

•
$92.4 million revenue, a year-over-year increase of 4.0%, marking the seventh consecutive quarter of mid-single-digit percentage growth
•
GAAP net loss of $5.3 million and adjusted net loss of $0.5 million compared to prior year GAAP net loss of $6.0 million and adjusted net loss of $2.6 million
•
$2.3 million adjusted EBITDA, the third consecutive quarter of positive adjusted EBITDA
•
$2.2 million in positive operating cash flow, strengthening quarter-end cash, cash equivalents, marketable securities and restricted cash to $124.5 million
•
Reiterates full year revenue outlook of $354 million to $357 million and raises adjusted EBITDA guidance to approximately $2 million
•
Initiated a limited market release of the Simeox airway clearance device in the United States

"We continue to make meaningful progress, driving consistent mid-single-digit revenue growth, operational improvements, and strong adjusted EBITDA," said Kevin Smith, President and Chief Executive Officer. "This quarter’s results reflect the strength of our commercial strategies, financial discipline, and commitment to delivering innovative solutions. Looking forward, we remain focused on building long-term value for our shareholders by advancing Inogen’s leadership in respiratory care."

Third Quarter 2025 Financial Results

Total revenue in the third quarter of 2025 was $92.4 million, an increase of 4.0% from the prior-year period, as a result of continued higher demand from international and domestic business-to-business customers. This increase was partially offset by lower direct-to-consumer and rental revenue.

Total gross margin in the third quarter of 2025 was 44.7% compared to 46.5% in the prior-year period, primarily the result of increased business-to-business sales as a percentage of total revenue.

Total operating expense in the third quarter of 2025 was $48.4 million, a decrease of 1.4% from $49.1 million in the prior-year period, reflecting ongoing cost management efforts.

GAAP net loss for the third quarter of 2025 was $5.3 million including one-time legal and settlement expenses of $1.8 million, compared to $6.0 million in the prior-year period. Adjusted net loss in the third quarter of 2025 was $0.5 million, compared to adjusted net loss of $2.6 million in the prior-year period.Adjusted EBITDA in the third quarter of 2025 was $2.3 million compared to $0.5 million in the prior-year period.

Cash, cash equivalents, marketable securities, and restricted cash were $124.5 million as of September 30, 2025, with no debt outstanding.

Reconciliations of adjusted EBITDA and adjusted net loss for the three and nine months ended September 30, 2025 and 2024 are provided in the financial schedules that are a part of this press release. An explanation of these non-GAAP financial measures is also included below under the heading “Reconciliation of U.S. GAAP to Non-GAAP Financial Measures.”

Full Year and Fourth Quarter 2025 Financial Outlook

For the full year 2025, Inogen is reiterating its reported revenue outlook in the range of $354 million to $357 million, reflecting approximately 6% growth at the midpoint, when compared to the Company’s 2024 revenue, and is raising Adjusted EBITDA expectations to be approximately $2 million.

For the fourth quarter of 2025, Inogen expects reported revenue in the range of $87 million to $90 million, reflecting approximately 10% year-over-year growth at the midpoint of the range, compared to the Company’s fourth quarter 2024 revenue.

Quarterly Conference Call Information

On November 5, 2025, the Company will host a conference call at 5:30 a.m. Pacific Time / 8:30 a.m. Eastern Time.

Individuals interested in listening to the conference call may do so by dialing:

US domestic callers (877) 841-3961
Non-US callers (201) 689-8589

Please reference Inogen to join the call. A live audio webcast and archived recording of the conference call will be available to all interested parties through the News / Events page on the Inogen Investor Relations website. This webcast will also be archived on the website for 6 months.

A replay of the call will be available approximately three hours after the live webcast ends and will be accessible through November 12, 2025. To access the replay, dial (877) 660-6853 or (201) 612-7415 and reference Conference ID: 13755676.

Inogen has used, and intends to continue to use, its Investor Relations website, http://investor.inogen.com/, as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

About Inogen

Inogen, Inc. (Nasdaq: INGN) is a leading global medical technology company offering innovative respiratory products for use in the homecare setting. Inogen supports patient respiratory care by developing, manufacturing, and marketing innovative best-in-class respiratory therapy devices used to deliver care to patients suffering from chronic respiratory conditions. Inogen partners with patients, prescribers, home medical equipment providers, and distributors to make its respiratory therapy products widely available, allowing patients the chance to manage the impact of their disease.

For more information, please visit www.inogen.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this communication that are not historical facts, including, but not limited to, statements regarding Inogen’s future business plans, market opportunities, financial outlook, growth strategies, and anticipated operational results, are forward-looking statements. Words such as “aims,” “believes,” “anticipates,” “plans,” “expects,” “will,” “intends,” “potential,” “possible,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from currently anticipated results, including but not limited to, risks and uncertainties relating to Inogen’s fourth quarter and full year financial guidance; market acceptance of its products; competition; its sales, marketing and distribution capabilities; its planned sales, marketing, and research and development activities; and risks associated with international operations. Information on these and additional risks, uncertainties, and other information affecting Inogen’s business operating results are contained in its Annual Report on Form 10-K for the period ended December 31, 2024, and in its other filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof. Inogen disclaims any obligation to update these forward-looking statements except as may be required by law.

Non-GAAP Financial Measures

Inogen has presented certain financial information in accordance with U.S. GAAP and also on a non-GAAP basis for the three and nine months ended September 30, 2025, and September 30, 2024, including EBITDA; adjusted EBITDA; adjusted operating expense; adjusted loss from operations; adjusted net loss; and adjusted diluted EPS. Management believes that non-GAAP financial measures, taken in conjunction with U.S. GAAP financial measures, provide useful information for both management and investors by excluding certain non-cash and other expenses that are not indicative of Inogen’s core operating results. Management uses non-GAAP measures to compare Inogen’s performance relative to forecasts and strategic plans, to benchmark Inogen’s performance externally against competitors, and for certain compensation decisions. Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of Inogen's operating results as reported under U.S. GAAP. Inogen encourages investors to carefully consider its results under U.S. GAAP, as well as its supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand its business. Reconciliations between U.S. GAAP and non-GAAP results are presented in the accompanying tables of this release. For future periods, Inogen is unable to provide a reconciliation of non-GAAP measures without unreasonable effort as a result of the uncertainty regarding, and the potential variability of, the amounts of interest income, interest expense, depreciation and amortization, stock-based compensation, provision or benefit for income taxes, and certain other infrequently occurring items, such as acquisition-related costs, that may be incurred in the future.

Contact
ir@inogen.net

Consolidated Statements of Comprehensive Loss

(unaudited)

(amounts in thousands, except share and per share amounts)

	Three months ended September 30,		Nine months ended September 30,
	2025	2024	2025	2024
Revenue
Sales revenue	$79,090	$74,929	$226,732	$212,449
Rental revenue	13,300	13,905	40,215	43,175
Total revenue	92,390	88,834	266,947	255,624
Cost of revenue
Cost of sales revenue	42,925	39,592	124,477	113,156
Cost of rental revenue, including depreciation of $2,964 and $3,247, for the three months ended and $9,015 and $9,554 for the nine months ended, respectively	8,149	7,898	23,441	24,016
Total cost of revenue	51,074	47,490	147,918	137,172
Gross profit	41,316	41,344	119,029	118,452
Operating expense
Research and development	4,840	3,518	14,083	15,712
Sales and marketing	25,439	26,361	74,586	78,914
General and administrative	18,153	19,257	51,261	54,956
Total operating expense	48,432	49,136	139,930	149,582
Loss from operations	(7,116)	(7,792)	(20,901)	(31,130)
Other income (expense)
Interest income, net	1,070	1,041	3,222	3,777
Other income, net	606	687	1,663	964
Total other income, net	1,676	1,728	4,885	4,741
Loss before benefit for income taxes	(5,440)	(6,064)	(16,016)	(26,389)
Benefit for income taxes	(146)	(101)	(396)	(258)
Net loss	(5,294)	(5,963)	(15,620)	(26,131)
Other comprehensive income (loss), net of tax
Change in foreign currency translation adjustment	(16)	1,654	5,765	333
Change in net unrealized gains on foreign currency hedging	1,442	—	746	—
Less: reclassification adjustment for net losses included in net loss	(652)	—	(1,391)	—
Total net change in unrealized gains (losses) on foreign currency hedging	790	—	(645)	—
Change in net unrealized gains on marketable securities	23	203	65	161
Total other comprehensive income, net of tax	797	1,857	5,185	494
Comprehensive loss	$(4,497)	$(4,106)	$(10,435)	$(25,637)

Basic net loss per share attributable to common stockholders (1)	$(0.20)	$(0.25)	$(0.59)	$(1.11)
Diluted net loss per share attributable to common stockholders (1) (2)	$(0.20)	$(0.25)	$(0.59)	$(1.11)
Weighted average number of shares used in calculating net loss per share attributable to common stockholders:
Basic shares of common stock	27,075,637	23,751,168	26,407,849	23,589,836
Diluted shares of common stock	27,075,637	23,751,168	26,407,849	23,589,836

(1) Reconciliations of net loss attributable to common stockholders (basic and diluted) can be found in Inogen’s Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission.

(2) Due to a net loss for the three and nine months ended September 30, 2025 and September 30, 2024, diluted loss per share is the same as basic.

Consolidated Balance Sheets

(unaudited)

(amounts in thousands, except share and per share amounts)

	September 30, 2025	December 31, 2024
Assets
Current assets
Cash and cash equivalents	$106,476	$113,795
Marketable securities	16,747	—
Restricted cash	1,281	3,620
Accounts receivable, net	40,374	29,563
Inventories, net	25,075	24,812
Prepaid expenses and other current assets	13,762	13,661
Total current assets	203,715	185,451
Property and equipment, net	37,331	44,400
Goodwill	10,695	9,465
Intangible assets, net	32,049	30,493
Operating lease right-of-use asset	17,199	18,295
Other assets	6,020	8,081
Total assets	$307,009	$296,185
Liabilities and stockholders' equity
Current liabilities
Accounts payable and accrued expenses	$34,207	$27,153
Accrued payroll	11,860	17,189
Warranty reserve - current	9,785	9,736
Operating lease liability - current	3,122	2,812
Earnout liability	—	13,000
Deferred revenue - current	5,970	6,654
Income tax payable	—	142
Total current liabilities	64,944	76,686
Long-term liabilities
Warranty reserve - noncurrent	17,816	16,350
Operating lease liability - noncurrent	15,099	16,594
Deferred revenue - noncurrent	4,081	5,747
Deferred tax liability	7,894	6,948
Total liabilities	109,834	122,325
Stockholders' equity
Common stock	27	24
Additional paid-in capital	361,921	328,174
Accumulated deficit	(168,457)	(152,837)
Accumulated other comprehensive income (loss)	3,684	(1,501)
Total stockholders' equity	197,175	173,860
Total liabilities and stockholders' equity	$307,009	$296,185

Condensed Consolidated Cash Flow

(unaudited)

(amounts in thousands, except share and per share amounts)

	Nine months ended September 30,
	2025	2024
Cash flows from operating activities
Net loss	$(15,620)	$(26,131)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	15,624	15,924
Loss on rental units and other assets	2,693	3,075
Gain on sale of former rental assets	—	(164)
Provision for sales revenue returns and doubtful accounts	4,866	9,397
Provision for inventory losses	721	(243)
Loss on purchase commitments	344	(334)
Stock-based compensation expense	6,203	5,704
Deferred income taxes	30	(244)
Change in fair value of earnout liability	—	1,830
Changes in operating assets and liabilities (1)	(25,134)	118
Net cash provided by (used in) operating activities	(10,273)	8,932
Cash flows from investing activities
Purchases of available-for-sale securities	(22,682)	(32,333)
Maturities of available-for-sale securities	6,000	20,500
Investment in intangible assets	—	(2,090)
Investment in property and equipment	(1,544)	(3,031)
Production and purchase of rental equipment	(6,467)	(8,833)
Proceeds from sale of former assets	—	272
Net cash used in investing activities	(24,693)	(25,515)
Cash flows from financing activities
Proceeds from employee stock purchases	971	811
Payment of employment taxes related to release of restricted stock	(634)	(286)
Payments of accrued earnout	(3,178)	—
Proceeds from issuance of common stock from securities purchase agreement	27,210	—
Net cash provided by financing activities	24,369	525
Effect of exchange rates on cash	939	(153)
Net decrease in cash, cash equivalents and restricted cash	$(9,658)	$(16,211)

(1) Includes $9,822 of the operating activity portion of the earnout liability payment related to the Physio-Assist acquisition.

Supplemental Financial Information

(unaudited)

(amounts in thousands, except units and patients)

					Constant
	Three months ended				Currency
	September 30,		Change 2025 vs. 2024		Change
Revenue by region and category	2025	2024	$	%	%
Business-to-business domestic sales	$24,884	$23,352	$1,532	6.6%	6.6%
Business-to-business international sales	38,403	32,328	6,075	18.8%	15.3%
Direct-to-consumer domestic sales	15,803	19,249	(3,446)	-17.9%	-17.9%
Direct-to-consumer domestic rentals	13,300	13,905	(605)	-4.4%	-4.4%
Total revenue	$92,390	$88,834	$3,556	4.0%	2.7%
Additional financial measures
Units Sold	51,100	43,900
Net rental patients as of period-end	50,000	51,400

					Constant
	Nine months ended				Currency
	September 30,		Change 2025 vs. 2024		Change
Revenue by region and category	2025	2024	$	%	%
Business-to-business domestic sales	$71,744	$61,158	$10,586	17.3%	17.3%
Business-to-business international sales	106,311	88,894	17,417	19.6%	19.9%
Direct-to-consumer domestic sales	48,677	62,397	(13,720)	-22.0%	-22.0%
Direct-to-consumer domestic rentals	40,215	43,175	(2,960)	-6.9%	-6.9%
Total revenue	$266,947	$255,624	$11,323	4.4%	4.5%
Additional financial measures
Units Sold	143,100	119,100
Net rental patients as of period-end	50,000	51,400

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

(unaudited)

(amounts in thousands, except per share amounts)

	Three months ended September 30,		Nine months ended September 30,
Non-GAAP EBITDA and Adjusted EBITDA	2025	2024	2025	2024
Net loss (GAAP)	$(5,294)	$(5,963)	$(15,620)	$(26,131)
Non-GAAP adjustments:
Interest income, net	(1,070)	(1,041)	(3,222)	(3,777)
Benefit for income taxes	(146)	(101)	(396)	(258)
Depreciation and amortization	5,219	5,314	15,624	15,924
EBITDA (non-GAAP)	(1,291)	(1,791)	(3,614)	(14,242)
Stock-based compensation	1,763	1,474	6,203	5,704
Acquisition-related expenses	—	127	—	784
Change in fair value of earnout liability	—	650	—	1,830
Legal and settlement expenses	1,784	—	1,784	—
Adjusted EBITDA (non-GAAP)	$2,256	$460	$4,373	$(5,924)

	Three months ended September 30,
	Operating Expense		Loss from Operations		Net Loss		Diluted EPS
Non-GAAP Financial Metrics	2025	2024	2025	2024	2025	2024	2025	2024
Financial Results (GAAP)	$48,432	$49,136	$(7,116)	$(7,792)	$(5,294)	$(5,963)	$(0.20)	$(0.25)
Non-GAAP adjustments:
Amortization of intangibles	1,285	1,107	1,285	1,107	1,285	1,107	0.05	0.05
Stock-based compensation	1,763	1,474	1,763	1,474	1,763	1,474	0.07	0.06
Acquisition-related expenses	—	127	—	127	—	127	—	0.01
Change in fair value of earnout liability	—	650	—	650	—	650	—	0.03
Legal and settlement expenses	1,784	—	1,784	—	1,784	—	0.07	—
Income tax impact of adjustments (1)	—	—	—	—	—	—	—	—
Adjusted	$43,600	$45,778	$(2,284)	$(4,434)	$(462)	$(2,605)	$(0.02)	$(0.11)

	Nine months ended September 30,
	Operating Expense		Loss from Operations		Net Loss		Diluted EPS
Non-GAAP Financial Metrics	2025	2024	2025	2024	2025	2024	2025	2024
Financial Results (GAAP)	$139,930	$149,582	$(20,901)	$(31,130)	$(15,620)	$(26,131)	$(0.59)	$(1.11)
Non-GAAP adjustments:
Amortization of intangibles	3,633	3,227	3,633	3,227	3,633	3,227	0.14	0.14
Stock-based compensation	6,203	5,704	6,203	5,704	6,203	5,704	0.23	0.24
Acquisition-related expenses	—	784	—	784	—	784	—	0.03
Change in fair value of earnout liability	—	1,830	—	1,830	—	1,830	—	0.08
Legal and settlement expenses	1,784	—	1,784	—	1,784	—	0.07	—
Income tax impact of adjustments (1)	—	—	—	—	—	—	—	—
Adjusted	$128,310	$138,037	$(9,281)	$(19,585)	$(4,000)	$(14,586)	$(0.15)	$(0.62)

(1) Income tax impact of adjustments represents the tax impact related to the non-GAAP adjustments listed above and reflects an effective tax rate of 0% for 2025 and 2024.